UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
June 10, 2024

ESPEY MFG & ELECTRONICS CORP.

(Exact name of registrant as specified in its charter)

New York	001-04383	14-1387171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 Ballston Avenue, Saratoga Springs, New York 12866

(Address of principal executive offices)

(518) 584-4100

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $.33-1/3 par value	ESP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2024 the Company entered a new Employment Agreement with David O’Neil, its President and Chief Executive Officer, for a term through December 31, 2026. The term will automatically renew for an additional one year unless either party gives notice at least 120 days prior to that date of an intention not to renew.

Mr. O’Neil’s Employment Agreement dated January 1, 2022 had expired on December 31, 2023.

The new Employment Agreement continues Mr. O’Neil’s current base salary of $300,296, which is subject to annual review (but with no decrease) by the Board.

In addition, Mr. O’Neil is entitled to an annual performance-based cash bonus comprised of three components, with the maximum amount payable not to exceed his annual base salary. This is unchanged from the prior agreement. The first component is purely discretionary based upon an annual performance assessment and may not exceed 50% of the base salary. The second component is based on the increase in combined sales plus backlog over the average of the prior three fiscal years, times 0.5% (one half of one percent), and may not exceed 50% of base salary. The third component is based on the increase in operating earnings over the average of the prior three fiscal years, times 5% (five percent), and may not exceed 50% of base salary.

If Mr. O’Neil is terminated without cause, or if he voluntarily terminates his employment for “good reason”, he is entitled to severance pay equal to 9 months of his base salary. If he voluntarily terminates his employment incidental to a “change of control”, he is entitled to severance pay equal to 18 months of his base salary.

Item 8.01. Other Events.

On June 6, 2024 the Company issued a press release announcing Mr. O’Neil’s new employment agreement, the appointment of a new Assistant Corporate Secretary and the declaration of a dividend.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit 10.13	Executive Employment Agreement with David O’Neil.

Exhibit 99.1	Press Release dated June 6, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2024		ESPEY MFG. & ELECTRONICS CORP.
	By:	/s/ Katrina Sparano
Katrina Sparano Principal Financial Officer

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